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                 THIRD AFFIRMATION AND ACKNOWLEDGMENT OF AMENDED
                     AND RESTATED HAZARDOUS WASTE AND PMPA
                            INDEMNIFICATION AGREEMENT

         This THIRD AFFIRMATION AND ACKNOWLEDGMENT OF AMENDED AND RESTATED HAZARDOUS WASTE AND PMPA INDEMNIFICATION AGREEMENT (this "THIRD AFFIRMATION") is made as of this 1st day of March, 2000 by Getty Properties Corp., a Delaware corporation ("PROPERTIES"), successor by merger and name change to Getty Realty Corp. ("REALTY"), which was successor by merger and name change to Getty Petroleum Corp. ("GETTY").

                                   WITNESSETH:

         WHEREAS, Getty duly authorized, executed and delivered that certain Amended and Restated Hazardous Waste and PMPA Indemnification Agreement dated as of October 31, 1995 by and among Getty, Fleet Bank of Massachusetts, N.A., predecessor in interest to Fleet National Bank (the "BANK"), and Power Test Realty Company Limited Partnership (the "BORROWER") (the "INDEMNIFICATION AGREEMENT");

         WHEREAS, Realty affirmed its obligations under the Indemnification Agreement pursuant to an Affirmation and Acknowledgment of Amended and Restated Hazardous Waste and PMPA Indemnification Agreement dated as of April 18, 1997 (the "AFFIRMATION");

         WHEREAS, Properties affirmed its obligations under the Indemnification Agreement pursuant to a Second Affirmation and Acknowledgment of Amended and Restated Hazardous Waste and PMPA Indemnification Agreement dated as of January 30, 1998 (the "SECOND AFFIRMATION");

         WHEREAS, the execution and delivery of this Third Affirmation is a condition precedent to the Bank's and the Borrower's agreement to enter into that certain Third Amendment to the Amended and Restated Loan Agreement of even date herewith (the "THIRD AMENDMENT");


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                                      -2-

         NOW, THEREFORE, for good and valuable consideration paid and in consideration of the promises herein, the receipt and sufficiency of which are hereby acknowledged, Properties agrees as follows:

         1. Properties hereby affirms and acknowledges (i) the continued validity of the Indemnification Agreement, as amended by the Affirmation and the Second Affirmation and (ii) that the Indemnification Agreement, as amended by the Affirmation and the Second Affirmation, remains in full force and effect. Properties agrees that the obligations of Properties to the Bank under the Indemnification Agreement, as amended by the Affirmation and the Second Affirmation, and the terms and provisions of the Indemnification Agreement, as amended by the Affirmation, the Second Affirmation and hereby, are hereby ratified, affirmed and incorporated herein by reference, with the same force and effect as if set forth herein in their entirety. Properties consents to the amendments set forth in the Second Amendment.

         2. This Third Affirmation shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.


                  [Remainder of Page Intentionally Left Blank]




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         IN WITNESS WHEREOF, Properties has caused this Third Affirmation to be made by its duly authorized officer as a sealed instrument as of the date first set forth above.

                                         GETTY PROPERTIES CORP.


                                         By: /s/ John J. Fitteron
                                             ------------------------------
                                           Name:   John J. Fitteron
                                           Title:  Senior Vice President,
                                                   Treasurer and Chief
                                                   Financial Officer

Agreed and Accepted:

FLEET NATIONAL BANK


By: /s/ Michael A. Palmer
    --------------------------
  Name:   Michael A. Palmer
  Title:  Vice President